UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2016

  _________________________

VIVEVE MEDICAL, INC.

(Exact name of registrant as specified in charter)

Delaware	1-11388	04-3153858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Commercial Street

Sunnyvale, California 94086

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (408) 530-1900

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 14, 2016, Viveve Medical, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named therein (the “Underwriters”), providing for, among other things, the sale by the Company and the purchase by the Underwriters of 2,700,000 shares of the Company’s common stock, and up to an additional 405,000 shares of common stock from the Company within 45 days from the date of the Underwriting Agreement to cover overallotments, if any.  The shares of common stock were offered to the public at a price of $5.00 per share for aggregate gross proceeds of $13.5M (and if the over-allotment is exercised $15.525M).  The offering is expected to close on or about June 17, 2016, subject to the satisfaction of customary closing conditions.   The net proceeds to the Company from this offering are expected to be approximately $12.2M after deducting underwriting discounts and commissions and other estimated offering expenses payable by the Company (or if the over-allotment is exercised in full, $14.1M).

The shares were registered for offer and sold pursuant to an effective Registration Statement on Form S-1 (File No. 333-210816) and a related prospectus and prospectus supplement and an effective Registration Statement on Form S-1 (File No. 333-212004) filed with the Securities and Exchange Commission.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1 attached hereto.

ITEM 8.01. OTHER EVENTS

On June 14, 2016, the Company's common stock began trading on The NASDAQ Capital Market under the symbol “VIVE”. On June 14, 2016, the Company issued a press release announcing the pricing of the public offering of its common stock described above at a price to the public of $5.00 per share. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference in its entirety.  The information in the press release is intended to be furnished under this Item 8.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

1.1	Underwriting Agreement, dated June 14, 2016, by and between the Company and Ladenburg Thalmann & Co. Inc.

99.1	Press Release dated June 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVEVE MEDICAL, INC.

Date: June 14, 2016	By:	/s/ Patricia Scheller
Patricia Scheller Chief Executive Officer

Exhibit Index

1.1	Underwriting Agreement, dated June 14, 2016, by and between the Company and Ladenburg Thalmann & Co. Inc.

99.1	Press Release dated June 14, 2016.